UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

Knightscope, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41248	46-2482575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 North Mathilda Avenue

Sunnyvale, California 94085

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (650) 924-1025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KSCP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Entity Registrant Name: Knightscope, Inc.

Date of Report (Date of earliest event reported): OPEN

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2026 (the “Initial Report”) is being filed to include the historical financial statements of Event Risk, LLC required by Item 9.01(a) of Form 8-K and the unaudited pro forma condensed consolidated financial information required by Article 11 of Regulation S-X in connection with the acquisition of Event Risk that were omitted from the Initial Report as permitted by Items 9.01(a) and (b) of Form 8-K. Except as described in this Amendment, the Initial Report remains unchanged.

Item 2.01 – Completion of Acquisition or Disposition of Assets

On February 27, 2026 (the “Closing Date”), Knightscope, Inc., a Delaware corporation (the “Company” or “Knightscope”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Event Risk LLC, an Indiana limited liability company (“Event Risk”), and Eric Rose (the “Seller”), pursuant to which Knightscope acquired all of the issued and outstanding membership interests of Event Risk (collectively, the “Transaction”).

The pro forma financial information included in this Amendment has been presented for informational purposes only and is not necessarily indicative of the consolidated financial position or results of operations that would have been realized had the Transaction occurred as of the dates indicated, nor is it meant to be indicative of any anticipated financial position or future results of operations that the Company will experience after the Transaction. Except as set forth herein, no modifications have been made to information in the Initial Report, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial Report.

Item 9.01 – Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of Event Risk as of December 31, 2025 and 2024, respectively, and for the years then ended and the accompanying notes thereto, are filed as Exhibit 99.1 hereto and incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.2 hereto and incorporated by reference into this Item 9.01(b):

1. Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2025 and the three months ended March 31, 2026; and

2. Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of BPM LLP

99.1	The audited financial statements of Event Risk, Inc. as of and for the year ended December 31, 2025 and 2024, respectively, and the related notes

99.2

The unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of Event Risk, LLC, which includes the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and for the three months ended March 31, 2026 and the related notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHTSCOPE, INC.
Date: May 15, 2026	By:	/s/ William Santana Li
	Name:	William Santana Li
	Title:	Chairman, Chief Executive Officer and President